DRAFT

April 18, 2005

First NLC Trust 2005-1
Mortgage-Backed Notes, Series 2005-1

$717,420,000
(Approximate, Subject to +/- 10% Variance)

Series Term Sheet

First NLC Financial Services, LLC
A wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.
Originator

FBR Securitization, Inc.
Depositor

FRIEDMAN BILLINGS RAMSEY
Lead Underwriter

DISCLAIMER

Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for distribution to potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained in this Series Term Sheet are preliminary and will be superseded by any subsequent series term sheets and by a prospectus, a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Depositor’s registration statement.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive information and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR trading desk at (703) 469-1225.

Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a the pool of Mortgage Loans expected to be included in the trust along with other certain Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Contact Information
FBR		FBR		FBR
ABS Banking		ABS Trading/Syndicate		ABS Structuring
Mike Ciuffo	(703) 312-1889	Salmaan Siddiqui	(703) 469-1225	Anna Zuckerman	(703) 469-1283
Dane Smith	(703) 312-1896			Tol Ho	(703) 312-1737
Chris DeMulder	(703) 312-1754

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 1	April 15, 2005

First NLC Trust 2005-1
Mortgage-Backed Notes, Series 2005-1

	Principal	WAL	Payment Window	Expected Rating	Interest	Principal
Class(1,3)	Balance ($)(2)	Call/Mat (4)	(Mths) Call/Mat (4)	(S&P/Moody’s)	Type	Type

A	$301,380,000	2.13 / 2.98	1 - 45 / 1 – 192	AAA/Aaa	Floating	Pro Rata
M - 1	40,680,000	2.13 / 2.98	1 - 45 / 1 – 192	AAA/Aa1	Floating	Pro Rata
M - 2	71,000,000	2.13 / 2.98	1 - 45 / 1 – 192	A A + / A a 2	Floating	Pro Rata
M - 3	17,750,000	2.13 / 2.98	1 - 45 / 1 – 192	AA+/Aa3	Floating	Pro Rata
M - 4	18,120,000	2.13 / 2.98	1 - 45 / 1 – 192	AA/Aa3	Floating	Pro Rata
M - 5	38,460,000	2.13 / 2.98	1 - 45 / 1 – 192	AA/A1	Floating	Pro Rata
M - 6	34,760,000	2.13 / 2.98	1 - 45 / 1 – 192	AA/A2	Floating	Pro Rata
M - 7	18,120,000	2.13 / 2.98	1 - 45 / 1 – 192	A A - / A 3	Floating	Pro Rata
M - 8	19,600,000	2.13 / 2.98	1 - 45 / 1 – 192	A+/A3	Floating	Pro Rata
M - 9	15,530,000	2.13 / 2.98	1 - 45 / 1 – 192	A+/Baa1	Floating	Pro Rata
M - 10	21,450,000	2.13 / 2.98	1 - 45 / 1 – 192	A/Baa1	Floating	Pro Rata
M - 11	13,680,000	2.13 / 2.98	1 - 45 / 1 – 192	A/Baa2	Floating	Pro Rata
M - 12	21,080,000	2.13 / 2.98	1 - 45 / 1 – 192	A - /Baa2	Floating	Pro Rata
M - 13	41,790,000	2.13 / 2.98	1 - 45 / 1 – 192	BBB+/Baa3	Floating	Pro Rata
M - 14	26,630,000	2.13 / 2.98	1 - 45 / 1 – 192	BBB/NR	Floating	Pro Rata
M - 15	17,390,000	2.13 / 2.98	1 - 45 / 1 – 192	B B B - / N R	Floating	Pro Rata
Total:	$717,420,000

(1)	The Class A Notes and the Class M Notes are priced to the Optional Termination. The margin on the Class A Notes will be multiplied by 2 and the margin on the Class M Notes will be multiplied by 1.5 on or after the Margin Stepup Date as defined herein.

(2)	Approximate.

(3)	See “Available Funds Rate” herein.

(4)	See “Pricing Prepayment Speed” herein.

A. General Terms

Issuer:	First NLC Trust 2005-1.

Depositor:
FBR Securitization, Inc.
Originator:	First NLC Financial Services, LLC.

Lead Underwriter:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriters:	J.P. Morgan Securities, Inc. and [TBD]

Master Servicer,	JPMorgan Chase Bank, National Association.
Securities Administrator and
Custodian:

Subservicer:	Ocwen Federal Bank FSB.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN                     BILLINGS                RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 2	April 15, 2005

Indenture Trustee:	HSBC Bank USA, National Association.

Owner Trustee:	Wilmington Trust Company.

Hedge Counterparty:	[TBD]

Offered Notes:	The Class A Notes and Class M Notes.

Class M Notes:	The Class M-1 Notes, Class M-2 Notes, Class M-3 Notes, Class M-4 Notes, Class M-5 Notes, Class M-6 Notes, Class M-7 Notes, Class M-8 Notes, Class M-9 Notes, Class M-10 Notes, Class M-11 Notes, Class M-12 Notes, Class M-13 Notes, Class M-14 Notes and the Class M-15 Notes.

Ownership Certificate:	The Issuer will also issue an ownership certificate, which will not be offered and will be initially held by an affiliate of the Originator.

Payment Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in May 2005.

Cut-of Date:	April 1, 2005.

Final Maturity Date:	The Payment Date in May 2035.

Expected Pricing Date:	On or about April [21 ], 2005.

Expected Settlement Date:	On or about May 11, 2005.

Accrued Interest:	The price to be paid by investors for the Offered Notes will not include accrued interest (settling flat).

Registration:	The Offered Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Mortgage Loans	The trust will include Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $739.6 million, of which approximately $649.8 million, $52.9 million and $36.9 million, are adjustable-rate first lien, fixed-rate first lien, and fixed-rate second lien residential mortgage loans, respectively. The Mortgage Loans have the characteristics as of the Cut-off Date described in the collateral tables included in the attached Computational Materials.

The collateral tables included in the attached Computational Materials represent a pool of Mortgage Loans having the characteristics described therein as of the Cut-off Date, and do not include additional Mortgage Loans that may be included in the trust on the Closing Date. Certain Mortgage Loans may be deleted from the final pool of Mortgage Loans to be included in the trust on the Closing Date or substituted therefor, although the characteristics of such final pool are not expected to materially differ from the characteristics of the mortgage pool described in the Computational Materials.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN                     BILLINGS                      RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 3	April 15, 2005

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty to make payments generally in respect of any Basis Risk Shortfall on the Notes to the extent not paid by Monthly Excess Cashflow on the Payment Dates occurring from June 2005 to August 2008. On each such Payment Date, the Hedge Counterparty will be obligated to make a payment to the Issuer equal to the product of (a) the amount, if any, by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Payment Date, (b) the related notional balance for such Payment Date and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each Payment are set forth in the Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet.

Credit Enhancement:	Consists of the following:

1. Excess Cashflow;

Expected Initial Credit Support On Closing Date
Class	Credit Support
A	59.25%
M-1	53.75%
M-2	44.15%
M-3	41.75%
M-4	39.30%
M-5	34.10%
M-6	29.40%
M-7	26.95%
M-8	24.30%
M-9	22.20%
M-10	19.30%
M-11	17.45%
M-12	14.60%
M-13	8.95%
M-14	5.35%
M-15	3.00%

2. Overcollateralization; and

3. Subordination (to the extent applicable for each Class of Notes).

Optional Termination:	The transaction will allow for an optional call and the retirement of the Offered Notes, which may be exercised by the holder of the ownership certificate when the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period is less than 30% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Clean up Call:	The Subservicer will have a right to call the Mortgage Loans and pay the Offered Notes, which right may be exercised when the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period is less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN                     BILLINGS                      RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 4	April 15, 2005

Pricing Prepayment Speed:	The Offered Notes will be priced based on the following collateral prepayment assumptions:

FRM Loans: 100% PPC (100% PPC: 2.30% - 23.00% CPR over 10 months, 23.00% CPR thereafter).

ARM Loans: 100% PPC (100% PPC: 28.00% CPR).

Federal Tax Status:	It is anticipated that for federal income tax purposes the Offered Notes will be characterized as debt instruments.

SMMEA Eligibility:	The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

ERISA Legibility:	The Offered Notes are expected to be eligible for purchase by or on behalf of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Subservicing Fee:	On each Payment Date, the Subservicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans as of the beginning of the related Due Period; provided that, if a successor subservicer needs to be appointed, a portion of that fee may be paid to the holder of the ownership certificate as owner of the servicing rights.

Master Servicing Fee:	On each Payment Date, the Master Servicer will be entitled to 1/12 of 0.0125% of the aggregate principal balance of the Mortgage Loans as of the beginning of the related Due Period. The fees of the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Custodian will be paid by the Master Servicer from the Master Servicing Fee.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN                      BILLINGS                      RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 5	April 15, 2005

B. Payments to Securities

Priority of Payments:	After the payment (or netting) of the Master Servicer Fee, Subservicer Fee and expenses and indemnities due and payable:

(a) Interest Proceeds shall be applied in the following order of priority:

1. To pay Current Interest to the holders of the Class A Notes pro rata;

2. To pay Current Interest to the holders of the Class M-1 Notes pro rata;

3. To pay Current Interest to the holders of the Class M-2 Notes pro rata;

4. To pay Current Interest to the holders of the Class M-3 Notes pro rata;

5. To pay Current Interest to the holders of the Class M-4 Notes pro rata;

6. To pay Current Interest to the holders of the Class M-5 Notes pro rata;

7. To pay Current Interest to the holders of the Class M-6 Notes pro rata;

8. To pay Current Interest to the holders of the Class M-7 Notes pro rata;

9. To pay Current Interest to the holders of the Class M-8 Notes pro rata;

10. To pay Current Interest to the holders of the Class M-9 Notes pro rata;

11. To pay Current Interest to the holders of the Class M-10 Notes pro rata;

12. To pay Current Interest to the holders of the Class M-11 Notes pro rata;

13. To pay Current Interest to the holders of the Class M-12 Notes pro rata;

14. To pay Current Interest to the holders of the Class M-13 Notes pro rata;

15. To pay Current Interest to the holders of the Class M-14 Notes pro rata;

16. To pay Current Interest to the holders of the Class M-15 Notes pro rata; and

17. For payment as Monthly Excess Cashflow.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN                     BILLINGS                      RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 6	April 15, 2005

Priority of Payments:	(b) Principal Payment Amount shall be applied in the following order of priority:

(continued)	1.	To pay the Class Principal Payment Amount to the holders of the Class A Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	2.	To pay the Class Principal Payment Amount to the holders of the Class M-1 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	3.	To pay the Class Principal Payment Amount to the holders of the Class M-2 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	4.	To pay the Class Principal Payment Amount to the holders of the Class M-3 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	5.	To pay the Class Principal Payment Amount to the holders of the Class M-4 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	6.	To pay the Class Principal Payment Amount to the holders of the Class M-5 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	7.	To pay the Class Principal Payment Amount to the holders of the Class M-6 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	8.	To pay the Class Principal Payment Amount to the holders of the Class M-7 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	9.	To pay the Class Principal Payment Amount to the holders of the Class M-8 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	10.	To pay the Class Principal Payment Amount to the holders of the Class M-9 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	11.	To pay the Class Principal Payment Amount to the holders of the Class M-10 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	12.	To pay the Class Principal Payment Amount to the holders of the Class M-11 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	13.	To pay the Class Principal Payment Amount to the holders of the Class M-12 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	14.	To pay the Class Principal Payment Amount to the holders of the Class M-13 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	15.	To pay the Class Principal Payment Amount to the holders of the Class M-14 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero;

	16.	To pay the Class Principal Payment Amount to the holders of the Class M-15 Notes pro rata in reduction of its Class Principal Amount until it is reduced to zero; and

	17.	For payment as Monthly Excess Cashflow.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN                     BILLINGS                RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 7	April 15, 2005

Priority of Payments:	(c) Monthly Excess Cashflow shall be applied in the following order of priority:
(continued)
1.	If any Class Total Impairment Amount exists with respect to the Class A Notes, to pay principal to the Class A Notes in reduction of their Class Principal Amount until such Class Total Impairment Amount is reduced to zero;

2.	If any Class Total Impairment Amount exists for any Class M Notes, by order of seniority, (A) to pay principal with respect to such Class of Notes in reduction of its Class Principal Amount until its Class Current Ratio equals the Target Ratio, and (B) thereafter, to pay principal with respect to such Class of Notes and all Classes of Notes senior to such Class of Notes in reduction of their Class Principal Amounts pro rata in accordance with their Overall Target Ratios, each until such Class Total Impairment Amount is reduced to zero;

3.	To pay principal to each Class of Notes pro rata based upon their respective Target Fractions until the Target Overcollateralization Amount is achieved;

4.	To pay any Basis Risk Shortfall on the Notes sequentially in order of seniority;

5.	To pay any Deferred Interest Amounts sequentially in order of seniority; and

6.	Any remaining Monthly Excess Cashflow to the ownership certificates.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 8	April 15, 2005

C. Definitions

Adjusted Class Principal Amount:	With respect to any Payment Date and a Class of Notes, prior to giving effect to principal payments made with respect to the Notes on that Payment Date, an amount equal to (a) the Class Principal Amount of such Class of Notes minus (b) the Class Impairment Amount of such Class of Notes.

Available Class Principal Payment Amount:	With respect to any Payment Date and each Class of Notes, the excess, if any, of (a) the related Target Class Principal Payment Amount over (b) the related Class Incremental Impairment Amount.

Available Class Principal Payment Fraction:	With respect to any Payment Date and a Class of Notes, a fraction equal to (a) the Available Class Principal Payment Amount for such Class of Notes over (b) the aggregate Available Class Principal Payment Amounts for all Classes of Notes.

Available Funds Rate:	For any Payment Date, the per annum rate equal to the product of (a) the quotient of (i) the excess, if any, of (A) total interest collected or advanced on the Mortgage Loans with respect to the related Due Period over (B) the Subservicing Fee and the Master Servicing Fee, and (ii) the aggregate principal balance of the Notes as of the first day of the related Accrual Period, and (b) 360 divided by the actual number of days in the Interest Accrual Period.

Basis Risk Shortfall:	With respect to a Class of Notes on any Payment Date, the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest for such Class of Notes at the Formula Rate over (ii) the actual amount of Current Interest paid for such Class of Notes, (b) any excess described in clause (a) above for any prior Payment Date that remains unpaid (together with any unpaid interest thereon), and (c) interest accrued during the Interest Accrual Period related to such Payment Date on the amount described in clause (b) above at the Formula Rate applicable to such Class of Notes.

Class Current Ratio:	With respect to any Payment Date and a Class of Notes, after giving effect to (a) all payments made on such Payment Date under “Priority of Payments—Principal Payment Amount” and (b) those payments made under “—Monthly Excess Cashflow” on such Payment Date to more senior Classes of Notes that are ahead of payments under “—Monthly Excess Cashflow” to the subject Class of Notes, a fraction equal to (x) the Class Principal Amount of such Class of Notes over (y) the sum of (i) the Class Principal Amount of such Class of Notes and (ii) the Class Principal Amount of all Classes of Notes that are senior to such Class of Notes.

Class Impairment Amount:	With respect to any Payment Date and a Class of Notes, prior to giving effect to all principal payments made with respect to the Notes on the current Payment Date, the lesser of (a) the Class Principal Amount of such Class of Notes and (b) the amount, if any, by which the sum of the Class Principal Amount of such Class of Notes and all Classes of Notes that are senior to such Class of Notes exceeds the aggregate principal balance of the Mortgage Loans as of the first day of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 9	April 15, 2005

Class Incremental Impairment Amount:	With respect to any Payment Date and a Class of Notes, the excess, if any, of (a) the amount, if any, by which (i) the sum of the Class Principal Amounts of such Class of Notes and all Classes of Notes that are senior to such Class of Notes prior to giving effect to all principal payments made with respect to the Notes on such Payment Date, exceeds (ii) the sum of (A) the aggregate principal balance of the Mortgage Loans as of the last day of the Due Period for the current Payment Date (after giving effect to Principal Proceeds received, and Realized Losses incurred, during such Due Period and the related Prepayment Period), and (B) the Principal Proceeds received during the related Due Period and Prepayment Period for the current Payment Date, over (b) the Class Impairment Amount of such Class of Notes, if any, for the current Payment Date.

Class Principal Amount:	With respect to each Class of Notes, the aggregate of the Note Principal Amounts of all Notes of such Class at the date of determination.

Class Principal Payment Amount:	With respect to any Payment Date and each Class of Notes, the product of (a) the Available Class Principal Payment Fraction for such Class of Notes and (b) the Principal Payment Amount received during the related Due Period.

Class Total Impairment Amount:	With respect to any Payment Date and each Class of Notes, the sum of (a) the Class Impairment Amount and (b) the Class Incremental Impairment Amount.

Cumulative Realized Losses:	With respect to any Payment Date, a fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Due Period by (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Current Fraction:	With respect to any Payment Date and a Class of Notes, prior to giving effect to principal payments made on such Payment Date, a fraction equal to (a) the Adjusted Class Principal Amount of such Class of Notes over (b) the aggregate Adjusted Class Principal Amount of all of the Notes; provided that for the initial Payment Date, the Current Fraction will equal the Target Fraction.

Current Interest:	With respect to any Payment Date and each Class of Notes, the interest accrued during the related Accrual Period at the applicable Note Interest Rate for such Class of Notes on the Class Principal Amount of such Class immediately prior to such Payment Date; provided, however, that in the case of the Class M Notes and any Payment Date, Current Interest shall be reduced by the amount of Deferred Interest for such Class for such Payment Date.

Deferred Interest:	For any Class M Notes and any Payment Date, the sum of (a) the interest accrued during the related Accrual Period at the applicable Formula Rate on the Class Impairment Amount for that Class, (b) any amount described in clause (a) for a prior Payment Date remaining unpaid (together with any unpaid interest thereon), and (c) interest accrued on the amount described in clause (b) above during the Interest Accrual Period related to such Payment Date at the applicable Formula Rate.

Delinquency Rate:	For any Due Period, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such Due Period, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 10	April 15, 2005

Due Period:	For each Payment Date, a period beginning on the second day of the calendar month preceding the month in which the Payment Date occurs (or the day following the Cut-off Date in respect of the initial Due Period) and ending on the first day of the calendar month in which the Payment Date occurs.

Formula Principal Payment Amount:	With respect to any Payment Date, an amount equal to the sum of (a) the Principal Proceeds received during the related Due Period and (b) the aggregate Class Incremental Impairment Amounts.

Formula Rate:	For each Class of Notes, the lesser of (a) One Month LIBOR plus the applicable margin for such Class of Notes and (b) 14.00%.

Interest Accrual Period:	For each Payment Date, the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date.

Interest Proceeds:	With respect to any Payment Date, generally, the sum of all interest collected or interest advanced, all proceeds in respect of interest from the liquidation of a Mortgage Loan, all insurance proceeds in respect of interest, and certain proceeds in respect of interest from the repurchase of a Mortgage Loan upon a breach of representations regarding such Mortgage Loan.

Monthly Excess Cashflow:	For any Payment Date, the sum of (a) any available funds remaining after application of Interest Proceeds pursuant to clauses 1-16 of “Priority of Payments—Interest Proceeds,” (b) any available funds remaining after application of the Principal Payment Amount pursuant to clauses 1-16 of “Priority of Payments—Principal Payment Amount,” and (c) the Overcollateralization Release Amount, if any.

Margin Stepup Date:	The first Payment Date on which the aggregate principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 20% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Note Interest Rate:	For each Class of Notes, the lesser of (a) the related Formula Rate and (b) the Available Funds Rate.

Note Principal Amount:	With respect to any Note, the initial principal amount thereof on the Closing Date, less the amount of all principal previously paid with respect to such Note.

Overall Target Ratio:	With respect to any Class of Notes, a fraction equal to (a) the Target Fraction for such Class of Notes over (b) the sum of the Target Fractions for such Class of Notes and all other Classes of Notes that will be paid simultaneously with such Class of Notes.

Overcollateralization Amount:	With respect to any Payment Date, the amount by which the aggregate principal balance of the Mortgage Loans exceeds the aggregate outstanding Principal Balance of the Notes.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 11	April 15, 2005

Overcollateralization Release Amount:	For any Payment Date, an amount equal to the lesser of (a) the scheduled and unscheduled principal received from the Mortgage Loans during the related Due Period and Prepayment Period, respectively and (b) the excess of (i) the Overcollateralization Amount for the related Payment Date (assuming 100% of the scheduled and unscheduled principal is applied as a payment on the Notes) over (ii) the Target Overcollateralization Amount for the related Payment Date.

Prepayment Period:	With respect to any Payment Date, the calendar month preceding the month of such Payment Date.

Principal Payment Amount:	For any Payment Date an amount equal to the excess of (a) the Principal Proceeds, over (b) Overcollateralization Release Amount for such Payment Date.

Principal Proceeds:	For any Payment Date, generally the sum of all scheduled and unscheduled payments of principal on the Mortgage Loans, all proceeds in respect of principal from the liquidation of a Mortgage Loan, all insurance proceeds in respect of principal and all proceeds from the repurchase of a Mortgage Loan upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable.

Rolling Three Month Delinquency Rate:	With respect to any Payment Date, the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Payment Dates) immediately preceding months.

Stepdown Date:	The later to occur of (a) the Payment Date in May 2008 and (b) the first Payment Date on which the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 50.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Target Class Principal Payment Amount:	With respect to any Payment Date and each Class of Notes, the product of (a) the Current Fraction for such Class of Notes and (b) the Formula Principal Payment Amount.

Target Fraction:	With respect to a Class of Notes, a fraction equal to (a) the Class Principal Amount of such Class of Notes as of the Closing Date over (b) the aggregate Class Principal Amount of all of the Notes as of the Closing Date.

Target Overcollateralization Amount:	For any Payment Date prior to the Stepdown Date, approximately 3.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

For any Payment Date on or after the Stepdown Date, the lesser of (a) 3.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and (b) 6.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, if a Trigger Event has occurred and is continuing on the related Payment Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Payment Date.

Target Ratio:	With respect to any Class of Notes, a fraction equal to (a) the Target Fraction for such Class of Notes over (b) the sum of the Target Fractions for such Class of Notes and all other Classes of Notes senior to such Class of Notes.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 12	April 15, 2005

Trigger Event:	With respect to any Payment Date, a Trigger Event has occurred if the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds [16.00%] the aggregate principal balance of the Mortgage Loans as of the last of the related Due Period, or if the Cumulative Realized Losses exceed:

Payment Date Occurring In	Percentage
May 2008-April 2009	[4.00]% with respect to May 2008, plus an additional 1/12th of [1.75]% for each month thereafter
May 2009-April 2010	[5.75]% with respect to May 2009, plus an additional 1/12th of [1.25]% for each month thereafter
May 2010-April 2011	[7.00]% with respect to May 2010, plus an additional 1/12th of [0.75]% for each month thereafter
May 2011 and thereafter	[7.75]%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 13	April 15, 2005

D. Available Funds Rate

Available Funds Rate
		Effective			Effective			Effective
		Available			Available			Available
	Available Funds	Funds		Available	Funds		Available	Funds
Period	Rate(1)(3)	Rate(1)(2)(3)	Period	Funds Rate(1)(3)	Rate(1)(2)(3)	Period	Funds Rate(1)(3)	Rate(1)(2)(3)
1	N/A	N/A	16	6.873%	10.500%	31	8.537%	10.500%
2	6.753%	10.500%	17	6.882%	10.500%	32	8.839%	10.500%
3	6.988%	10.500%	18	7.122%	10.500%	33	8.573%	10.500%
4	6.771%	10.500%	19	6.903%	10.500%	34	8.590%	10.500%
5	6.779%	10.500%	20	7.144%	10.500%	35	9.879%	10.500%
6	7.014%	10.500%	21	6.925%	10.500%	36	10.538%	10.538%
7	6.796%	10.500%	22	6.936%	10.500%	37	10.916%	10.916%
8	7.031%	10.500%	23	8.180%	10.500%	38	10.351%	10.500%
9	6.812%	10.500%	24	8.056%	10.500%	39	10.695%	10.695%
10	6.820%	10.500%	25	8.347%	10.500%	40	10.349%	10.500%
11	7.560%	10.500%	26	8.091%	10.500%	41	10.652%	10.652%
12	6.837%	10.500%	27	8.376%	10.500%	42	11.583%	11.583%
13	7.074%	10.500%	28	8.120%	10.500%	43	11.210%	11.210%
14	6.854%	10.500%	29	8.283%	10.500%	44	11.582%	11.582%
15	7.092%	10.500%	30	8.802%	10.500%	45	11.207%	11.207%

(1)	Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2)	Assumes payments are received from the Cap Agreement.

(3)	Assumes the Pricing Prepayment Speed to call.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 14	April 15, 2005

E. Cap Schedule

Cap Agreement

	Notional Balance	Cap Strike	Cap Ceiling		Notional Balance	Cap Strike	Cap Ceiling
Period	($)	(%)	(%)	Period	($)	(%)	(%)
1	—	0.000%	10.500%	21	412,123,359.50	6.925%	10.500%
2	699,149,005.03	6.753%	10.500%	22	400,494,541.10	6.936%	10.500%
3	681,202,474.97	6.988%	10.500%	23	389,176,883.18	8.180%	10.500%
4	663,550,111.88	6.771%	10.500%	24	378,162,450.49	8.056%	10.500%
5	646,179,133.29	6.779%	10.500%	25	367,472,729.68	8.347%	10.500%
6	629,078,154.98	7.014%	10.500%	26	357,068,582.18	8.091%	10.500%
7	612,237,211.23	6.796%	10.500%	27	346,942,077.46	8.376%	10.500%
8	595,647,766.68	7.031%	10.500%	28	337,085,822.45	8.120%	10.500%
9	579,303,354.34	6.812%	10.500%	29	327,492,579.32	8.283%	10.500%
10	563,203,478.47	6.820%	10.500%	30	318,155,406.24	8.802%	10.500%
11	547,531,629.78	7.560%	10.500%	31	309,073,550.68	8.537%	10.500%
12	532,279,191.21	6.837%	10.500%	32	300,233,948.31	8.839%	10.500%
13	517,434,932.24	7.074%	10.500%	33	291,630,072.18	8.573%	10.500%
14	502,987,923.32	6.854%	10.500%	34	283,255,673.96	8.590%	10.500%
15	488,927,527.86	7.092%	10.500%	35	275,104,587.18	9.879%	10.500%
16	475,243,394.31	6.873%	10.500%	36		0.000%	10.500%
17	461,925,448.56	6.882%	10.500%	37	—	0.000%	10.500%
18	448,963,886.46	7.122%	10.500%	38	257,746,070.80	10.351%	10.500%
19	436,349,166.59	6.903%	10.500%	39		0.000%	10.500%
20	424,072,003.24	7.144%	10.500%	40	244,241,187.66	10.349%	10.500%
				41 and thereafter		0.000%	0.000%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 15	April 15, 2005

F. Excess Spread Schedule

Excess Spread (1)(2)

	FWD 1	FWD 6				FWD 1	FWD 6
	Month	Month	STATIC	FORWARD		Month	Month	STATIC	FORWARD
Period	LIBOR %	LIBOR %	LIBOR %	LIBOR %	Period	LIBOR %	LIBOR %	LIBOR %	LIBOR %

1	2.9700	3.3900	N/A	N/A	24	4.4827	4.4623	4.028	2.667
2	3.1993	3.5356	2.950	2.728	25	4.3611	4.4683	4.293	3.051
3	3.2731	3.6645	3.175	2.881	26	4.3896	4.4956	4.047	2.779
4	3.3939	3.7808	2.962	2.559	27	4.4198	4.5227	4.305	3.013
5	3.6148	3.8777	2.968	2.364	28	4.4479	4.5512	4.060	2.741
6	3.7751	3.9607	3.192	2.430	29	4.4741	4.5779	4.079	2.861
7	3.8240	4.0260	2.979	2.186	30	4.5026	4.6041	4.350	3.277
8	3.9311	4.0594	3.202	2.299	31	4.5294	4.6310	4.105	3.000
9	3.9892	4.0744	2.988	2.047	32	4.5553	4.6370	4.364	3.250
10	4.0010	4.0912	2.993	2.041	33	4.5819	4.6420	4.120	2.972
11	4.0488	4.1205	3.701	2.664	34	4.6082	4.6463	4.128	2.958
12	4.1778	4.1360	3.002	1.892	35	4.6346	4.6484	5.135	4.016
13	3.9977	4.1455	3.226	2.265	36	4.6548	4.6498	5.510	4.441
14	4.0449	4.1944	3.012	2.023	37	4.5609	4.6511	5.815	4.853
15	4.0900	4.2371	3.236	2.194	38	4.5787	4.6680	5.447	4.421
16	4.1366	4.2819	3.022	1.952	39	4.5975	4.6877	5.744	4.717
17	4.1826	4.3295	3.028	1.917	40	4.6154	4.7047	5.445	4.384
18	4.2286	4.3713	3.252	2.088	41	4.6347	4.7220	5.465	4.524
19	4.2736	4.4125	3.039	1.849	42	4.6526	4.7408	5.786	5.172
20	4.3156	4.4279	3.263	2.024	43	4.6684	4.7558	5.486	4.825
21	4.3609	4.4400	3.052	1.786	44	4.6864	4.7628	5.784	5.137
22	4.4047	4.4501	3.058	1.754	45	4.7028	4.7699	5.484	4.790
23	4.4433	4.4575	4.221	2.835

(1)	Assumes the Pricing Prepayment Speed to Optional Termination.

(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Master Servicer Fees and Subservicer Fees), less the aggregate amount of interest due on the Notes divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N       B I L L I N G S       R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 16	April 15, 2005

G. Computational Items

Bond Summary - To Optional Termination

CLASS A
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	4.06		2.76		2.03		1.58		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-1
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	4.04		2.75		2.03		1.58		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-2
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	4.03		2.74		2.02		1.58		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-3
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	4.03		2.74		2.02		1.58		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-4
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	4.02		2.74		2.02		1.58		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-5
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	4.01		2.73		2.02		1.57		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-6
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	4.00		2.73		2.02		1.57		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N       B I L L I N G S       R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 17	April 15, 2005

Bond Summary - To Optional Termination

CLASS M-7
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.99		2.72		2.01		1.57		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-8
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.99		2.72		2.01		1.57		1.27
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-9
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.93		2.69		2.00		1.56		1.26
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-10
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.92		2.69		1.99		1.56		1.26
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-11	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
Prepay Speed	4.48		2.94		2.13		1.64		1.31
WAL (yrs)	3.92		2.68		1.99		1.56		1.26
Modified Duration (yrs)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28
Principal Window (mths)

CLASS M-12
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.91		2.68		1.99		1.56		1.25
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-13
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.86		2.66		1.98		1.55		1.25
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N       B I L L I N G S       R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 18	April 15, 2005

Bond Summary - To Optional Termination

CLASS M-14
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.64		2.55		1.91		1.50		1.22
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

CLASS M-15
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	4.48		2.94		2.13		1.64		1.31
Modified Duration (yrs)	3.64		2.55		1.91		1.50		1.22
Principal Window (mths)	1 - 94		1 - 62		1 - 45		1 - 35		1 - 28

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N       B I L L I N G S       R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 19	April 15, 2005

	Bond Summary - To Maturity

CLASS A
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.14		3.62		2.73		2.14		1.72
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-1
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.10		3.60		2.72		2.13		1.72
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-2
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.08		3.59		2.71		2.13		1.72
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-3
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.07		3.59		2.71		2.13		1.72
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-4
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.06		3.58		2.71		2.13		1.71
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-5
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.03		3.57		2.70		2.12		1.71
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-6
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.03		3.57		2.70		2.12		1.71
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 20	April 15, 2005

	Bond Summary - To Maturity

CLASS M-7
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.01		3.56		2.69		2.12		1.71
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-8
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	5.01		3.56		2.69		2.12		1.71
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-9
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	4.89		3.49		2.65		2.09		1.69
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-10
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	4.88		3.49		2.65		2.09		1.69
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-11
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	4.87		3.48		2.64		2.09		1.69
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-12
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	4.86		3.47		2.64		2.08		1.69
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-13
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	4.76		3.42		2.61		2.06		1.67
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 21	April 15, 2005

	Bond Summary - To Maturity

CLASS M-14
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	4.39		3.22		2.48		1.98		1.61
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

CLASS M-15
Prepay Speed	50	%PPC	75	%PPC	100	%PPC	125	%PPC	150	%PPC
WAL (yrs)	6.07		4.08		2.98		2.29		1.82
Modified Duration (yrs)	4.39		3.22		2.48		1.98		1.61
Principal Window (mths)	1 - 324		1 - 253		1 - 192		1 - 151		1 - 122

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 24	April 15, 2005

H. The Mortgage Loans

Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date Mortgage Loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool is representative of the final mortgage pool as of the Cut-off Date, although some characteristics of the Mortgage Loans in the mortgage pool may vary.

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$739,591,603.03	$13,750.00	$750,000.00
Average Scheduled Principal Balance	$168,856.53
Number of Mortgage Loans	4,380

Weighted Average Gross Coupon	7.273%	4.875%	13.050%
Weighted Average FICO Score	633	500	813
Weighted Average Original LTV	82.33%	13.59%	100.00%

Weighted Average Original Term	357 months	180 months	360 months
Weighted Average Stated Remaining Term	355 months	173 months	360 months
Weighted Average Seasoning	1 month	0 months	9 months

ARM Characteristics
Weighted Average Gross Margin	6.632%	4.500%	10.900%
Weighted Average Minimum Interest Rate	7.099%	4.875%	11.150%
Weighted Average Maximum Interest Rate	14.099%	11.875%	18.150%
Weighted Average Initial Rate Cap	3.000%	3.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	30 months	15 months	36 months

Maturity Date		September 1,	April 1,
Maximum Zip Code Concentration	0.40%(95823)

Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N            B I L L I N G S            R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 23	April 15, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	3	$635,850.00	0.09%	4.933%	641	76.02%
5.001 - 5.500	46	11,565,714.02	1.56	5.352	664	77.71
5.501 - 6.000	280	73,617,012.71	9.95	5.880	665	78.92
6.001 - 6.500	515	124,302,095.99	16.81	6.350	661	80.65
6.501 - 7.000	807	173,392,675.06	23.44	6.810	643	80.77
7.001 - 7.500	585	106,534,524.82	14.40	7.322	628	81.92
7.501 - 8.000	691	111,671,801.20	15.10	7.781	607	82.87
8.001 - 8.500	312	46,252,311.73	6.25	8.288	587	81.93
8.501 - 9.000	275	34,215,257.48	4.63	8.801	581	85.36
9.001 - 9.500	185	18,251,329.68	2.47	9.255	604	89.60
9.501 - 10.000	277	20,067,562.70	2.71	9.789	636	95.25
10.001 - 10.500	73	4,462,047.48	0.60	10.242	623	92.99
10.501 - 11.000	94	5,165,674.56	0.70	10.735	639	99.41
11.001 - 11.500	90	3,595,576.72	0.49	11.283	660	99.13
11.501 - 12.000	95	3,663,564.45	0.50	11.872	630	99.01
12.001 - 12.500	48	2,064,638.24	0.28	12.278	630	99.50
12.501 - 13.000	3	98,332.39	0.01	12.717	632	100.00
13.001 - 13.500	1	35,633.80	0.00	13.050	636	99.97

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	406	$13,598,507.62	1.84%	10.514%	650	95.98%
50,000.01 - 100,000.00	956	73,691,686.91	9.96	8.534	618	85.98
100,000.01 - 150,000.00	945	116,950,389.40	15.81	7.600	616	82.16
150,000.01 - 200,000.00	718	126,006,509.24	17.04	7.267	624	82.04
200,000.01 - 250,000.00	483	107,923,244.94	14.59	7.061	634	81.93
250,000.01 - 300,000.00	336	92,667,317.43	12.53	6.854	641	81.23
300,000.01 - 350,000.00	199	64,360,373.31	8.70	6.896	645	82.75
350,000.01 - 400,000.00	143	53,665,100.76	7.26	6.790	648	81.08
400,000.01 - 450,000.00	82	34,967,497.15	4.73	6.613	645	81.07
450,000.01 - 500,000.00	91	43,854,845.17	5.93	6.529	660	79.28
500,000.01 - 550,000.00	12	6,289,148.56	0.85	6.932	640	82.96
550,000.01 - 600,000.00	2	1,103,650.00	0.15	6.063	696	84.99
600,000.01 - 650,000.00	6	3,763,332.54	0.51	6.750	636	72.56
700,000.01 - 750,000.00	1	750,000.00	0.10	5.250	688	79.79

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 24	April 15, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 3/27	1,535	$242,826,575.97	32.83%	7.584%	605	81.16%
ARM 2/28	827	151,163,061.20	20.44	7.240	621	83.83
ARM 3/27 60 Month IO	486	133,588,845.95	18.06	6.515	666	80.21
ARM 2/28 60 Month IO	460	122,176,118.35	16.52	6.601	662	80.51
30 Year Fixed	789	75,841,851.41	10.25	8.305	641	87.73
15 Year Balloon	222	9,237,564.68	1.25	10.630	657	99.20
15 Year Fixed	35	2,941,646.41	0.40	7.944	650	81.09
20 Year Fixed	26	1,815,939.06	0.25	8.199	641	83.88

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	257	$12,179,211.09	1.65%	9.981%	655	94.83%
229 - 240	26	1,815,939.06	0.25	8.199	641	83.88
349 - 360	4,097	725,596,452.88	98.11	7.225	633	82.12

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,595	$268,317,997.63	36.28%	7.260%	631	82.50%
1	841	126,699,449.25	17.13	7.533	627	82.87
2	1,283	217,663,090.69	29.43	7.354	631	81.72
3	471	89,123,360.69	12.05	6.924	648	82.09
4	141	28,218,002.05	3.82	6.765	656	83.34
5	27	6,531,918.82	0.88	6.666	651	83.31
6	4	675,329.75	0.09	8.420	576	82.10
7	13	1,654,160.00	0.22	8.537	618	85.67
8	3	536,672.95	0.07	7.011	584	84.08
9	2	171,621.20	0.02	6.281	634	81.73

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV
1 2	3,683	$702,663,160.81	95.01%	7.114%	632	81.43%
Total	697	36,928,442.22	4.99	10.305	664	99.42

	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 25	April 15, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	$50,000.00	0.01%	7.750%	577	13.59%
15.01 - 20.00	2	249,000.00	0.03	5.811	609	16.95
20.01 - 25.00	3	293,900.00	0.04	6.968	587	23.52
25.01 - 30.00	3	177,565.45	0.02	7.576	577	26.95
30.01 - 35.00	4	374,763.79	0.05	7.457	552	31.79
35.01 - 40.00	13	1,405,302.09	0.19	7.186	585	37.43
40.01 - 45.00	16	2,279,343.85	0.31	7.207	613	43.06
45.01 - 50.00	21	2,948,122.37	0.40	7.040	602	48.12
50.01 - 55.00	34	4,762,262.47	0.64	6.937	584	53.12
55.01 - 60.00	46	7,103,612.20	0.96	7.307	580	57.99
60.01 - 65.00	92	15,224,314.04	2.06	7.235	591	63.23
65.01 - 70.00	144	27,698,902.21	3.75	7.103	590	68.39
70.01 - 75.00	239	42,402,439.54	5.73	7.206	605	73.58
75.01 - 80.00	1,727	363,828,185.63	49.19	6.874	647	79.82
80.01 - 85.00	357	62,385,848.66	8.44	7.378	608	84.38
85.01 - 90.00	558	98,529,778.27	13.32	7.475	618	89.58
90.01 - 95.00	221	33,643,762.61	4.55	7.348	643	94.53
95.01 - 100.00	899	76,234,499.85	10.31	8.941	655	99.91

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500	9	$1,453,194.07	0.20%	8.130%	500	77.38%
501 - 520	145	21,205,218.85	2.87	8.117	510	75.16
521 - 540	211	29,755,153.67	4.02	8.205	532	76.50
541 - 560	250	37,145,567.29	5.02	7.959	551	78.63
561 - 580	267	42,048,183.97	5.69	7.668	571	79.60
581 - 600	336	57,050,578.28	7.71	7.612	590	83.43
601 - 620	592	92,165,532.39	12.46	7.392	611	83.57
621 - 640	744	121,988,209.28	16.49	7.215	630	82.85
641 - 660	602	115,377,576.47	15.60	7.011	650	82.72
661 - 680	467	86,422,347.06	11.69	6.964	670	83.93
681 - 700	301	50,931,640.08	6.89	6.888	689	82.90
701 - 720	186	33,968,081.82	4.59	6.867	710	83.53
721 - 740	115	20,874,721.49	2.82	6.738	730	84.05
741 - 760	71	13,927,707.73	1.88	6.853	749	83.60
761 - 780	49	8,830,072.00	1.19	6.869	770	85.22
781 - 800	31	5,712,636.23	0.77	6.998	788	84.08
801 - 820	4	735,182.35	0.10	7.780	805	88.37

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 26	April 15, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	2,230	$380,077,442.78	51.39%	7.296%	610	81.34%
Purchase	2,068	345,961,960.16	46.78	7.241	660	83.37
Rate/Term Refinance	82	13,552,200.09	1.83	7.455	616	83.53

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,660	$619,458,066.91	83.76%	7.259%	629	82.45%
Condo	345	49,873,440.91	6.74	7.307	655	83.04
Townhouse	164	26,565,837.83	3.59	7.167	650	82.89
3-4 Unit	110	24,301,921.79	3.29	7.633	658	80.08
Duplex	101	19,392,335.59	2.62	7.319	653	78.88

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

NIV	2,059	$390,127,073.10	52.75%	7.185%	656	81.56%
Full	2,088	309,595,639.90	41.86	7.373	606	83.70
Stated	165	27,741,194.06	3.75	7.358	620	78.44
12 Month Bank Statements	40	6,025,519.28	0.81	7.840	605	81.97
24 Month Bank Statements	21	4,229,362.47	0.57	6.857	626	81.91
Reduced	5	1,408,193.76	0.19	6.918	600	78.49
NINA	1	267,929.00	0.04	6.375	655	80.00
Alternative	1	196,691.46	0.03	8.125	508	65.00

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,278	$724,880,557.34	98.01%	7.267%	633	82.47%
Non-Owner Occupied	102	14,711,045.69	1.99	7.574	647	75.81

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 27	April 15, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	2,618	$467,798,237.99	63.25%	7.018%	667	83.22%
B	1,291	203,876,879.46	27.57	7.582	590	82.25
C	471	67,916,485.58	9.18	8.100	527	76.49

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	1,211	$290,404,967.81	39.27%	6.877%	644	80.07%
Florida	870	126,488,325.43	17.10	7.506	632	82.57
Illinois	480	78,883,473.46	10.67	7.388	631	83.75
Michigan	211	25,005,028.54	3.38	8.118	599	85.10
Maryland	116	23,697,537.32	3.20	7.340	637	82.95
Nevada	118	20,042,775.42	2.71	6.956	639	81.20
Virginia	108	19,743,316.42	2.67	7.499	641	83.56
Massachusetts	87	17,624,837.70	2.38	7.532	630	81.34
North Carolina	152	14,960,295.72	2.02	7.815	625	87.04
Arizona	112	14,017,472.36	1.90	7.253	623	87.36
Pennsylvania	125	13,080,777.03	1.77	7.747	607	86.80
Colorado	79	11,065,732.91	1.50	7.001	623	85.08
Rhode Island	58	9,449,302.39	1.28	7.723	652	81.95
Washington	56	8,580,308.78	1.16	7.106	620	85.65
Tennessee	86	7,606,624.90	1.03	7.904	620	86.19
Indiana	78	7,452,676.83	1.01	8.046	597	87.16
Ohio	63	6,620,967.17	0.90	7.807	625	86.67
Georgia	47	6,318,444.65	0.85	7.589	629	84.41
Wisconsin	50	6,207,878.92	0.84	7.965	618	83.91
Minnesota	35	5,330,738.65	0.72	7.480	609	83.91
Connecticut	34	4,750,333.24	0.64	7.852	629	82.01
Texas	46	4,207,954.02	0.57	8.023	587	83.21
Louisiana	37	3,393,092.57	0.46	8.446	597	86.15
Oregon	23	3,010,022.34	0.41	6.694	642	79.48
Kentucky	21	2,727,296.42	0.37	7.864	603	87.49
Missouri	19	2,422,603.81	0.33	8.157	590	87.68
Idaho	15	1,725,928.79	0.23	7.175	627	87.97
New Jersey	7	1,384,635.95	0.19	7.819	566	77.82
Nebraska	9	1,041,560.00	0.14	7.244	608	92.26
Oklahoma	8	810,776.71	0.11	8.055	632	93.92
Iowa	10	778,917.91	0.11	9.875	596	88.71
Utah	3	279,387.90	0.04	7.713	565	81.41
Arkansas	4	269,166.02	0.04	8.185	617	91.21
South Carolina	1	128,500.00	0.02	7.990	621	100.00
New Mexico	1	79,944.94	0.01	7.875	591	80.00

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 28	April 15, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

None	826	$112,873,231.10	15.26%	7.769%	634	84.03%
1	184	37,678,412.91	5.09	7.297	647	82.29
2	1,083	221,591,111.70	29.96	6.937	636	82.44
3	2,287	367,448,847.32	49.68	7.321	630	81.75

Total	4,380	$739,591,603.03	100.00%	7.273%	633	82.33%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 29	April 15, 2005

Adjustable Rate Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum

Scheduled Principal Balance	$649,754,601.47	$38,049.00	$750,000.00
Average Scheduled Principal Balance	$196,419.17
Number of Mortgage Loans	3,308

Weighted Average Gross Coupon	7.099%	4.875%	11.150%
Weighted Average FICO Score	632	500	807
Weighted Average Original LTV	81.46%	13.59%	100.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	351 months	360 months
Weighted Average Seasoning	1 month	0 months	9 months

ARM Characteristics
Weighted Average Gross Margin	6.632%	4.500%	10.900%
Weighted Average Minimum Interest Rate	7.099%	4.875%	11.150%
Weighted Average Maximum Interest Rate	14.099%	11.875%	18.150%
Weighted Average Initial Rate Cap	3.000%	3.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	30 months	15 months	36 months

Maturity Date		July 1, 2034	April 1, 2035
Maximum Zip Code Concentration	0.42%(95122)

Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 30	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	3	$635,850.00	0.10%	4.933%	641	76.02%
5.001 - 5.500	45	11,359,714.02	1.75	5.349	664	78.23
5.501 - 6.000	274	72,331,682.89	11.13	5.880	664	79.12
6.001 - 6.500	454	112,887,103.01	17.37	6.349	661	80.68
6.501 - 7.000	723	160,986,364.41	24.78	6.809	644	80.81
7.001 - 7.500	522	97,424,096.97	14.99	7.322	628	81.90
7.501 - 8.000	615	101,740,958.52	15.66	7.777	607	82.76
8.001 - 8.500	265	41,626,188.49	6.41	8.284	585	81.71
8.501 - 9.000	218	29,824,254.11	4.59	8.805	574	84.98
9.001 - 9.500	109	13,291,412.80	2.05	9.253	573	86.56
9.501 - 10.000	63	5,980,418.14	0.92	9.795	568	87.50
10.001 - 10.500	15	1,576,509.28	0.24	10.223	553	87.50
10.501 - 11.000	1	41,223.83	0.01	10.875	571	82.50
11.001 - 11.500	1	48,825.00	0.01	11.150	551	90.00

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	19	$882,876.56	0.14%	8.774%	581	63.22%
50,000.01 - 100,000.00	559	44,853,866.45	6.90	7.947	599	81.07
100,000.01 - 150,000.00	793	98,714,758.02	15.19	7.542	613	81.87
150,000.01 - 200,000.00	646	113,313,610.38	17.44	7.252	623	82.00
200,000.01 - 250,000.00	451	100,752,986.71	15.51	7.051	634	81.93
250,000.01 - 300,000.00	318	87,769,649.66	13.51	6.855	640	81.01
300,000.01 - 350,000.00	194	62,759,123.31	9.66	6.899	645	82.79
350,000.01 - 400,000.00	137	51,442,386.75	7.92	6.786	649	80.90
400,000.01 - 450,000.00	81	34,535,497.15	5.32	6.623	644	81.29
450,000.01 - 500,000.00	90	43,375,715.38	6.68	6.529	661	79.19
500,000.01 - 550,000.00	12	6,289,148.56	0.97	6.932	640	82.96
550,000.01 - 600,000.00	1	551,650.00	0.08	5.875	671	85.00
600,000.01 - 650,000.00	6	3,763,332.54	0.58	6.750	636	72.56
700,000.01 - 750,000.00	1	750,000.00	0.12	5.250	688	79.79

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N	B I L L I N G S	R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 31	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 3/27	1,535	$242,826,575.97	37.37%	7.584%	605	81.16%
ARM 2/28	827	151,163,061.20	23.26	7.240	621	83.83
ARM 3/27 60 Month IO	486	133,588,845.95	20.56	6.515	666	80.21
ARM 2/28 60 Month IO	460	122,176,118.35	18.80	6.601	662	80.51

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 — 360	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,184	$231,011,665.63	35.55%	7.109%	629	81.88%
1	613	108,488,735.64	16.70	7.301	625	81.83
2	1,017	197,323,868.72	30.37	7.195	630	80.79
3	356	79,493,212.34	12.23	6.751	648	81.29
4	100	24,755,786.81	3.81	6.545	654	81.58
5	24	6,085,868.52	0.94	6.642	654	82.96
6	3	624,976.73	0.10	8.303	566	80.66
7	7	1,277,014.13	0.20	7.559	615	81.50
8	3	536,672.95	0.08	7.011	584	84.08
9	1	156,800.00	0.02	6.000	631	80.00

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 32	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 — 15.00	1	$50,000.00	0.01%	7.750%	577	13.59%
15.01 — 20.00	1	125,000.00	0.02	5.500	582	17.48
20.01 — 25.00	2	184,900.00	0.03	7.391	548	23.26
25.01 — 30.00	3	177,565.45	0.03	7.576	577	26.95
30.01 — 35.00	2	274,763.79	0.04	6.773	563	31.31
35.01 — 40.00	9	1,058,973.95	0.16	7.082	587	37.35
40.01 — 45.00	13	1,843,972.13	0.28	7.338	605	42.99
45.01 — 50.00	16	2,228,101.81	0.34	7.345	583	47.97
50.01 — 55.00	28	4,183,900.14	0.64	6.875	587	53.19
55.01 — 60.00	38	6,050,752.65	0.93	7.278	577	58.03
60.01 — 65.00	72	12,074,768.15	1.86	7.203	583	63.20
65.01 — 70.00	121	24,070,532.13	3.70	7.123	584	68.48
70.01 — 75.00	200	37,304,540.35	5.74	7.203	603	73.64
75.01 — 80.00	1,647	353,546,195.74	54.41	6.856	648	79.83
80.01 — 85.00	308	54,785,568.36	8.43	7.393	605	84.36
85.01 — 90.00	481	88,051,232.54	13.55	7.486	618	89.62
90.01 — 95.00	146	28,006,991.03	4.31	7.147	642	94.52
95.01 — 100.00	220	35,736,843.25	5.50	7.881	642	99.87

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500	9	$1,453,194.07	0.22%	8.130%	500	77.38%
501 — 520	138	20,439,162.05	3.15	8.079	510	75.21
521 — 540	192	27,813,484.66	4.28	8.188	532	76.79
541 — 560	222	33,652,090.35	5.18	7.968	551	79.04
561 — 580	229	37,896,096.31	5.83	7.672	571	79.61
581 — 600	285	50,476,079.21	7.77	7.616	590	83.59
601 — 620	435	78,727,894.17	12.12	7.201	611	82.86
621 — 640	525	106,311,178.23	16.36	6.949	630	81.84
641 — 660	441	102,177,668.23	15.73	6.776	650	81.58
661 — 680	325	75,779,082.02	11.66	6.704	670	82.74
681 — 700	199	43,691,757.56	6.72	6.581	689	81.35
701 — 720	130	29,349,018.56	4.52	6.614	709	81.87
721 — 740	78	18,127,549.58	2.79	6.498	730	82.09
741 — 760	44	11,551,889.32	1.78	6.613	749	82.22
761 — 780	34	7,331,165.19	1.13	6.658	771	83.52
781 — 800	19	4,352,897.81	0.67	6.703	788	81.76
801 — 820	3	624,394.15	0.10	7.874	804	92.47

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 33	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	1,813	$330,641,316.07	50.89%	7.248%	608	81.29%
Purchase	1,448	309,068,637.05	47.57	6.934	658	81.62
Rate/Term Refinance	47	10,044,648.35	1.55	7.301	618	82.52

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,780	$543,603,552.53	83.66%	7.097%	628	81.64%
Condo	248	43,873,287.30	6.75	7.048	652	81.42
Townhouse	128	24,319,915.27	3.74	6.958	651	81.90
3-4 Unit	76	21,525,399.32	3.31	7.401	656	78.60
Duplex	76	16,432,447.05	2.53	7.112	650	78.79

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

NIV	1,516	$353,122,920.40	54.35%	6.938%	656	80.28%
Full	1,613	262,875,336.09	40.46	7.298	602	83.35
Stated	125	23,002,749.88	3.54	7.241	619	78.91
12 Month Bank Statements	29	5,197,883.76	0.80	7.667	601	80.55
24 Month Bank Statements	18	3,682,897.12	0.57	6.766	617	80.23
Reduced	5	1,408,193.76	0.22	6.918	600	78.49
NINA	1	267,929.00	0.04	6.375	655	80.00
Alternative	1	196,691.46	0.03	8.125	508	65.00

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,224	$637,636,931.40	98.14%	7.089%	632	81.55%
Non-Owner Occupied	84	12,117,670.07	1.86	7.633	645	76.89

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 34	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	1,833	$407,300,026.58	62.69%	6.763%	667	81.95%
B	1,043	178,708,350.87	27.50	7.515	590	82.06
C	432	63,746,224.02	9.81	8.082	527	76.67

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	914	$263,179,312.11	40.50%	6.662%	642	78.85%
Florida	651	107,159,854.72	16.49	7.378	631	82.38
Illinois	391	70,989,204.32	10.93	7.297	629	83.23
Michigan	181	23,363,632.88	3.60	8.056	597	84.56
Maryland	94	21,816,094.58	3.36	7.223	635	82.22
Virginia	84	18,167,261.09	2.80	7.312	639	82.81
Nevada	87	17,060,464.70	2.63	6.751	638	80.24
Massachusetts	69	15,873,177.36	2.44	7.352	630	80.55
North Carolina	104	12,911,485.06	1.99	7.548	622	85.75
Arizona	82	11,990,403.18	1.85	7.100	621	86.32
Colorado	61	9,988,556.04	1.54	6.882	624	85.68
Pennsylvania	79	8,853,498.03	1.36	7.636	590	85.48
Rhode Island	40	8,121,474.11	1.25	7.458	650	81.57
Tennessee	59	6,234,718.69	0.96	7.685	618	84.95
Ohio	52	6,026,945.10	0.93	7.701	621	85.65
Indiana	61	5,984,584.47	0.92	8.004	592	86.32
Washington	35	5,957,771.34	0.92	6.867	614	82.62
Georgia	40	5,872,650.93	0.90	7.481	631	84.32
Wisconsin	41	5,841,812.66	0.90	7.776	615	82.90
Minnesota	26	4,318,538.65	0.66	7.527	608	85.60
Connecticut	24	4,101,105.53	0.63	7.532	626	81.16
Louisiana	29	2,849,647.05	0.44	8.378	603	87.01
Kentucky	19	2,608,896.42	0.40	7.806	604	88.01
Oregon	18	2,478,353.92	0.38	6.560	641	79.20
Missouri	17	2,387,208.73	0.37	8.095	590	87.53
New Jersey	5	1,071,898.42	0.16	8.164	557	77.40
Idaho	7	983,800.63	0.15	7.252	639	89.41
Texas	10	945,001.10	0.15	7.911	568	79.98
Iowa	9	708,717.91	0.11	9.826	592	89.85
Nebraska	7	694,560.00	0.11	7.419	597	92.17
Oklahoma	5	564,057.64	0.09	8.081	643	95.33
Utah	2	250,603.14	0.04	7.177	560	79.27
Arkansas	3	190,866.02	0.03	8.363	606	91.71
South Carolina	1	128,500.00	0.02	7.990	621	100.00
New Mexico	1	79,944.94	0.01	7.875	591	80.00

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 35	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty Term	Mortgage	Principal	Principal	Gross	Credit	Original
(Years)	Loans	Balance	Balance	Coupon	Score	LTV

None	516	$94,632,468.31	14.56%	7.448%	634	82.33%
1	162	35,743,768.85	5.50	7.215	646	82.35
2	1,030	216,683,074.70	33.35	6.903	636	82.17
3	1,600	302,695,289.61	46.59	7.117	627	80.58

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.001 — 4.500	109	$20,063,685.00	3.09%	7.142%	635	83.11%
4.501 — 5.000	241	43,887,160.64	6.75	7.001	630	81.88
5.001 — 5.500	122	31,679,847.95	4.88	5.891	665	80.97
5.501 — 6.000	350	91,454,621.55	14.08	6.079	663	79.76
6.001 — 6.500	572	137,355,277.82	21.14	6.569	651	80.47
6.501 — 7.000	541	110,981,131.86	17.08	7.012	637	80.94
7.001 — 7.500	472	83,428,075.79	12.84	7.548	620	81.68
7.501 — 8.000	380	62,797,705.16	9.66	8.018	601	82.69
8.001 — 8.500	235	33,451,072.60	5.15	8.542	575	83.23
8.501 — 9.000	167	22,885,364.02	3.52	8.997	570	85.45
9.001 — 9.500	75	7,368,145.29	1.13	9.508	573	87.52
9.501 — 10.000	37	3,863,178.62	0.59	9.955	562	87.74
10.001 — 10.500	5	449,286.34	0.07	10.362	540	83.80
10.501 — 11.000	2	90,048.83	0.01	11.024	560	86.57

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate	Mortgage	Principal	Principal	Gross	Credit	Original
(%)	Loans	Balance	Balance	Coupon	Score	LTV

11.501 — 12.000	3	$635,850.00	0.10%	4.933%	641	76.02%
12.001 — 12.500	45	11,359,714.02	1.75	5.349	664	78.23
12.501 — 13.000	274	72,331,682.89	11.13	5.880	664	79.12
13.001 — 13.500	454	112,887,103.01	17.37	6.349	661	80.68
13.501 — 14.000	723	160,986,364.41	24.78	6.809	644	80.81
14.001 — 14.500	522	97,424,096.97	14.99	7.322	628	81.90
14.501 — 15.000	615	101,740,958.52	15.66	7.777	607	82.76
15.001 — 15.500	265	41,626,188.49	6.41	8.284	585	81.71
15.501 — 16.000	218	29,824,254.11	4.59	8.805	574	84.98
16.001 — 16.500	109	13,291,412.80	2.05	9.253	573	86.56
16.501 — 17.000	63	5,980,418.14	0.92	9.795	568	87.50
17.001 — 17.500	15	1,576,509.28	0.24	10.223	553	87.50
17.501 — 18.000	1	41,223.83	0.01	10.875	571	82.50
18.001 — 18.500	1	48,825.00	0.01	11.150	551	90.00

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 36	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Minimum Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 — 5.000	3	$635,850.00	0.10%	4.933%	641	76.02%
5.001 — 5.500	45	11,359,714.02	1.75	5.349	664	78.23
5.501 — 6.000	274	72,331,682.89	11.13	5.880	664	79.12
6.001 — 6.500	454	112,887,103.01	17.37	6.349	661	80.68
6.501 — 7.000	723	160,986,364.41	24.78	6.809	644	80.81
7.001 — 7.500	522	97,424,096.97	14.99	7.322	628	81.90
7.501 — 8.000	615	101,740,958.52	15.66	7.777	607	82.76
8.001 — 8.500	265	41,626,188.49	6.41	8.284	585	81.71
8.501 — 9.000	218	29,824,254.11	4.59	8.805	574	84.98
9.001 — 9.500	109	13,291,412.80	2.05	9.253	573	86.56
9.501 — 10.000	63	5,980,418.14	0.92	9.795	568	87.50
10.001 — 10.500	15	1,576,509.28	0.24	10.223	553	87.50
10.501 — 11.000	1	41,223.83	0.01	10.875	571	82.50
11.001 — 11.500	1	48,825.00	0.01	11.150	551	90.00

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Initial Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

3.000	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Subsequent Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 37	April 15, 2005

Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
Date	Loans	Balance	Balance	Coupon	Score	LTV

15	1	$156,800.00	0.02%	6.000%	631	80.00%
16	2	373,420.28	0.06	6.470	617	85.87
17	1	360,000.00	0.06	7.625	646	80.00
19	10	2,730,997.23	0.42	6.551	669	85.02
20	52	13,906,060.81	2.14	6.664	653	83.09
21	169	38,685,639.39	5.95	6.686	652	82.27
22	365	77,294,441.08	11.90	7.022	638	81.46
23	222	42,655,896.76	6.56	7.157	634	83.04
24	465	97,175,924.00	14.96	6.972	635	82.60
28	1	163,252.67	0.03	8.250	509	80.00
29	6	917,014.13	0.14	7.532	602	82.10
30	3	624,976.73	0.10	8.303	566	80.66
31	14	3,354,871.29	0.52	6.715	643	81.28
32	48	10,849,726.00	1.67	6.393	655	79.65
33	187	40,807,572.95	6.28	6.812	644	80.36
34	652	120,029,427.64	18.47	7.307	625	80.36
35	391	65,832,838.88	10.13	7.395	618	81.04
36	719	133,835,741.63	20.60	7.207	625	81.36

Total	3,308	$649,754,601.47	100.00%	7.099%	632	81.46%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes,
Series 2005-1 Series Term Sheet
Page 38	April 15, 2005

Fixed Rate Mortgage Loan Statistics

As of the Cut-off Date

			Minimum	Maximum
Scheduled Principal Balance	$89,837,001.56		$13,750.00	$552,000.00
Average Scheduled Principal Balance	$83,803.17
Number of Mortgage Loans	1,072

Weighted Average Gross Coupon	8.530%		5.500%	13.050%
Weighted Average FICO Score	643		504	813
Weighted Average Original LTV	88.61%		16.42%	100.00%

Weighted Average Original Term	333 months		180 months	360 months
Weighted Average Stated Remaining Term	332 months		173 months	360 months
Weighted Average Seasoning	1 month		0 months	9 months

Maturity Date			September 1, 2019	April 1, 2035
Maximum Zip Code Concentration	0.88	%(90037)

Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N            B I L L I N G S            R A M S E Y

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 39	April 15, 2005

Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	$206,000.00	0.23%	5.500%	689	49.05%
5.501 - 6.000	6	1,285,329.82	1.43	5.893	677	67.81
6.001 - 6.500	61	11,414,992.98	12.71	6.357	662	80.43
6.501 - 7.000	84	12,406,310.65	13.81	6.825	634	80.19
7.001 - 7.500	63	9,110,427.85	10.14	7.323	629	82.17
7.501 - 8.000	76	9,930,842.68	11.05	7.817	607	84.02
8.001 - 8.500	47	4,626,123.24	5.15	8.331	611	83.88
8.501 - 9.000	57	4,391,003.37	4.89	8.778	627	87.92
9.001 - 9.500	76	4,959,916.88	5.52	9.260	686	97.73
9.501 - 10.000	214	14,087,144.56	15.68	9.787	664	98.55
10.001 - 10.500	58	2,885,538.20	3.21	10.252	661	95.99
10.501 - 11.000	93	5,124,450.73	5.70	10.733	639	99.54
11.001 - 11.500	89	3,546,751.72	3.95	11.285	662	99.25
11.501 - 12.000	95	3,663,564.45	4.08	11.872	630	99.01
12.001 - 12.500	48	2,064,638.24	2.30	12.278	630	99.50
12.501 - 13.000	3	98,332.39	0.11	12.717	632	100.00
13.001 - 13.500	1	35,633.80	0.04	13.050	636	99.97

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	387	$12,715,631.06	14.15%	10.635%	655	98.25%
50,000.01 - 100,000.00	397	28,837,820.46	32.10	9.447	647	93.60
100,000.01 - 150,000.00	152	18,235,631.38	20.30	7.914	633	83.74
150,000.01 - 200,000.00	72	12,692,898.86	14.13	7.404	639	82.34
200,000.01 - 250,000.00	32	7,170,258.23	7.98	7.199	631	81.95
250,000.01 - 300,000.00	18	4,897,667.77	5.45	6.829	647	85.08
300,000.01 - 350,000.00	5	1,601,250.00	1.78	6.815	648	81.10
350,000.01 - 400,000.00	6	2,222,714.01	2.47	6.890	628	85.34
400,000.01 - 450,000.00	1	432,000.00	0.48	5.850	680	63.53
450,000.01 - 500,000.00	1	479,129.79	0.53	6.500	592	87.27
550,000.01 - 600,000.00	1	552,000.00	0.61	6.250	720	84.99

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 40	April 15, 2005

Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	257	$12,179,211.09	13.56%	9.981%	655	94.83%
229 - 240	26	1,815,939.06	2.02	8.199	641	83.88
349 - 360	789	75,841,851.41	84.42	8.305	641	87.73

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	411	$37,306,332.00	41.53%	8.195%	641	86.34%
1	228	18,210,713.61	20.27	8.911	639	89.12
2	266	20,339,221.97	22.64	8.890	642	90.82
3	115	9,630,148.35	10.72	8.353	651	88.74
4	41	3,462,215.24	3.85	8.336	674	95.88
5	3	446,050.30	0.50	7.002	607	88.04
6	1	50,353.02	0.06	9.875	698	100.00
7	6	377,145.87	0.42	11.849	629	99.77
9	1	14,821.20	0.02	9.250	668	100.00

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed	789	$75,841,851.41	84.42%	8.305%	641	87.73%
15 Year Balloon	222	9,237,564.68	10.28	10.630	657	99.20
15 Year Fixed	35	2,941,646.41	3.27	7.944	650	81.09
20 Year Fixed	26	1,815,939.06	2.02	8.199	641	83.88

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	375	$52,908,559.34	58.89%	7.292%	628	81.07%
2	697	36,928,442.22	41.11	10.305	664	99.42

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 41	April 15, 2005

Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	$124,000.00	0.14%	6.125%	636	16.42%
20.01 - 25.00	1	109,000.00	0.12	6.250	651	23.96
30.01 - 35.00	2	100,000.00	0.11	9.336	522	33.14
35.01 - 40.00	4	346,328.14	0.39	7.502	581	37.67
40.01 - 45.00	3	435,371.72	0.48	6.655	645	43.34
45.01 - 50.00	5	720,020.56	0.80	6.097	661	48.56
50.01 - 55.00	6	578,362.33	0.64	7.385	563	52.59
55.01 - 60.00	8	1,052,859.55	1.17	7.476	596	57.75
60.01 - 65.00	20	3,149,545.89	3.51	7.361	621	63.37
65.01 - 70.00	23	3,628,370.08	4.04	6.970	630	67.78
70.01 - 75.00	39	5,097,899.19	5.67	7.224	618	73.16
75.01 - 80.00	80	10,281,989.89	11.45	7.492	619	79.49
80.01 - 85.00	49	7,600,280.30	8.46	7.267	628	84.55
85.01 - 90.00	77	10,478,545.73	11.66	7.381	620	89.27
90.01 - 95.00	75	5,636,771.58	6.27	8.348	647	94.61
95.01 - 100.00	679	40,497,656.60	45.08	9.877	666	99.95

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

501 - 520	7	$766,056.80	0.85%	9.133%	512	73.84%
521 - 540	19	1,941,669.01	2.16	8.448	533	72.31
541 - 560	28	3,493,476.94	3.89	7.870	551	74.72
561 - 580	38	4,152,087.66	4.62	7.631	570	79.48
581 - 600	51	6,574,499.07	7.32	7.579	590	82.23
601 - 620	157	13,437,638.22	14.96	8.508	611	87.75
621 - 640	219	15,677,031.05	17.45	9.020	630	89.67
641 - 660	161	13,199,908.24	14.69	8.836	650	91.58
661 - 680	142	10,643,265.04	11.85	8.811	670	92.40
681 - 700	102	7,239,882.52	8.06	8.743	688	92.23
701 - 720	56	4,619,063.26	5.14	8.472	711	94.07
721 - 740	37	2,747,171.91	3.06	8.320	728	96.98
741 - 760	27	2,375,818.41	2.64	8.023	747	90.32
761 - 780	15	1,498,906.81	1.67	7.898	767	93.50
781 - 800	12	1,359,738.42	1.51	7.944	789	91.53
801 - 820	1	110,788.20	0.12	7.250	813	65.29

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 42	April 15, 2005

Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	417	$49,436,126.71	55.03%	7.620%	625	81.74%
Purchase	620	36,893,323.11	41.07	9.811	669	98.04
Rate/Term Refinance	35	3,507,551.74	3.90	7.896	610	86.40

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	880	$75,854,514.38	84.44%	8.420%	638	88.23%
Condo	97	6,000,153.61	6.68	9.203	673	94.83
Duplex	25	2,959,888.54	3.29	8.466	669	79.39
3-4 Unit	34	2,776,522.47	3.09	9.438	671	91.54
Townhouse	36	2,245,922.56	2.50	9.433	645	93.54

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	475	$46,720,303.81	52.01%	7.795%	627	85.71%
NIV	543	37,004,152.70	41.19	9.543	664	93.76
Stated	40	4,738,444.18	5.27	7.925	627	76.13
12 Month Bank Statements	11	827,635.52	0.92	8.930	633	90.90
24 Month Bank Statements	3	546,465.35	0.61	7.471	683	93.23

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,054	$87,243,625.94	97.11%	8.567%	642	89.14%
Non-Owner Occupied	18	2,593,375.62	2.89	7.298	658	70.80

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 43	April 15, 2005

Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	785	$60,498,211.41	67.34%	8.737%	671	91.74%
B	248	25,168,528.59	28.02	8.061	594	83.55
C	39	4,170,261.56	4.64	8.363	534	73.76

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	297	$27,225,655.70	30.31%	8.956%	658	91.85%
Florida	219	19,328,470.71	21.52	8.220	637	83.65
Illinois	89	7,894,269.14	8.79	8.211	654	88.44
Pennsylvania	46	4,227,279.00	4.71	7.981	645	89.57
Texas	36	3,262,952.92	3.63	8.056	592	84.14
Nevada	31	2,982,310.72	3.32	8.128	641	86.74
Washington	21	2,622,537.44	2.92	7.648	633	92.54
North Carolina	48	2,048,810.66	2.28	9.498	646	95.16
Arizona	30	2,027,069.18	2.26	8.158	637	93.49
Maryland	22	1,881,442.74	2.09	8.708	654	91.34
Massachusetts	18	1,751,660.34	1.95	9.169	630	88.56
Michigan	30	1,641,395.66	1.83	9.000	618	92.81
Virginia	24	1,576,055.33	1.75	9.654	654	92.20
Indiana	17	1,468,092.36	1.63	8.219	619	90.60
Tennessee	27	1,371,906.21	1.53	8.901	632	91.82
Rhode Island	18	1,327,828.28	1.48	9.342	665	84.32
Colorado	18	1,077,176.87	1.20	8.104	612	79.58
Minnesota	9	1,012,200.00	1.13	7.277	609	76.72
Idaho	8	742,128.16	0.83	7.073	610	86.06
Connecticut	10	649,227.71	0.72	9.872	650	87.36
Ohio	11	594,022.07	0.66	8.885	665	96.95
Louisiana	8	543,445.52	0.60	8.807	568	81.61
Oregon	5	531,668.42	0.59	7.321	643	80.75
Georgia	7	445,793.72	0.50	9.010	613	85.70
Wisconsin	9	366,066.26	0.41	10.980	657	100.00
Nebraska	2	347,000.00	0.39	6.895	630	92.44
New Jersey	2	312,737.53	0.35	6.636	600	79.25
Oklahoma	3	246,719.07	0.27	7.997	607	90.71
Kentucky	2	118,400.00	0.13	9.129	578	75.96
Arkansas	1	78,300.00	0.09	7.750	645	90.00
Iowa	1	70,200.00	0.08	10.375	634	77.14
Missouri	2	35,395.08	0.04	12.319	613	97.46
Utah	1	28,784.76	0.03	12.375	614	100.00

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY

First NLC Trust 2005-1, Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 44	April 15, 2005

Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty Term	Mortgage	Principal	Principal	Gross	Credit	Original
(Years)	Loans	Balance	Balance	Coupon	Score	LTV

None	310	$18,240,762.79	20.30%	9.435%	636	92.86%
1	22	1,934,644.06	2.15	8.801	664	81.09
2	53	4,908,037.00	5.46	8.455	651	94.21
3	687	64,753,557.71	72.08	8.273	644	87.22

Total	1,072	$89,837,001.56	100.00%	8.530%	643	88.61%

     This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN	BILLINGS	RAMSEY